Exhibit 10.1
SIXTH AMENDMENT TO
AMENDED AND RESTATED
SENIOR SECURED CREDIT AGREEMENT
among
Apartment Investment and Management Company,
AIMCO Properties, L.P., and
AIMCO/Bethesda Holdings, Inc.,
as the Borrowers,
the Guarantors and
Pledgors named herein,
Bank of America, N.A.,
as Administrative Agent, Swing Line Lender
and L/C Issuer
and
The Other Financial
Institutions Party Hereto
Dated as of May 1, 2009
BANC OF AMERICA SECURITIES LLC

and
KEYBANC CAPITAL MARKETS
as Joint-Lead Arrangers
and
Joint Book Managers and Bookrunners

SIXTH AMENDMENT TO
AMENDED AND RESTATED
SENIOR SECURED CREDIT AGREEMENT
This SIXTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”) is dated as of May 1, 2009 and entered into by and among APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the “REIT”), AIMCO PROPERTIES, L.P., a Delaware limited partnership (“AIMCO”), and AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation (“AIMCO/Bethesda”) (the REIT, AIMCO and AIMCO/Bethesda collectively referred to herein as “Borrowers”), BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent (in such capacity, “Administrative Agent”) and as Swing Line Lender and L/C Issuer, and the Lenders party hereto, and is made with reference to that certain Amended and Restated Senior Secured Credit Agreement, dated as of November 2, 2004, by and among Borrowers, each lender from time to time party thereto, BANK OF AMERICA, N.A., as Administrative Agent and as Swing Line Lender and L/C Issuer, and KeyBank National Association, as Syndication Agent (the “Credit Agreement”), as amended by that certain First Amendment to Amended and Restated Senior Secured Credit Agreement, dated June 16, 2005 (the “First Amendment”), as amended by that certain Second Amendment to Amended and Restated Senior Secured Credit Agreement, dated March 22, 2006 (the “Second Amendment”), as amended by that certain Third Amendment to Amended and Restated Senior Secured Credit Agreement, dated August 31, 2007 (“Third Amendment”), as amended by that certain Fourth Amendment to Amended and Restated Senior Secured Credit Agreement, dated September 14, 2007 (“Fourth Amendment”), and as amended by that certain Fifth Amendment to Amended and Restated Senior Secured Credit Agreement, dated September 9, 2008 (“Fifth Amendment”) (the Credit Agreement as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment and this Amendment is referred to herein as the “Amended Agreement”). Capitalized terms used in this Amendment shall have the meanings set forth in the Amended Agreement unless otherwise defined herein.
RECITALS
WHEREAS, Borrowers desire to amend the Amended Agreement as more particularly set forth below;
WHEREAS, pursuant to the Amended Agreement, the amendments set forth herein require the consent of the Required Lenders, and the Required Lenders have consented hereto;

NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein, the parties agree as follows:
Section 1. AMENDMENTS TO THE CREDIT AGREEMENT
A. The defined term “Applicable Revolving Rate” is deleted and replaced with:
““Applicable Revolving Rate” means the following percentages per annum, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by Administrative Agent pursuant to Section 6.02(b):
Applicable Revolving Rate

		Applicable	Applicable
		Revolving	Revolving	Letters of
Pricing Level	Leverage Ratio	Eurodollar Rate +	Base Rate +	Credit
1	< 50%	3.25%	2.00%	3.25%
2	≥ 50% and < 60%	4.25%	3.00%	4.25%
3	≥ 60%	5.00%	3.75%	5.00%
Any increase or decrease in the Applicable Revolving Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 3 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the date such Compliance Certificate is delivered. The Applicable Revolving Rate in effect from the Sixth Amendment Effective Date through the date of delivery of the Compliance Certificate for the quarter ended March 31, 2009 shall be determined based on Pricing Level 2.”
B. The defined term “Applicable Unused Fee” is deleted and replaced with:
““Applicable Unused Fee” means 0.45% per annum based upon the Usage (as such term is defined below) as of the date of determination. As used in this definition, the term “Usage” shall mean on each date of determination the percentage of usage of the Revolving Commitments obtained by subtracting the average daily Total Revolving Outstandings for the most recent fiscal quarter ending prior to the date of determination from the aggregate Revolving Commitments then in effect.”
C. The defined term “Audited Financial Statements” is deleted and replaced with:
““Audited Financial Statements” means the audited consolidated balance sheet of the REIT for the fiscal year ended December 31, 2008, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the REIT, including the notes thereto.”
D. The defined term “Base Rate Loan” is deleted and replaced with:
““Base Rate Loan” means a Committed Loan that bears interest based on the Base Rate or the Applicable Revolving Base Rate.”

E. The defined term “Capital Expenditure Reserve” is deleted and replaced with:
““Capital Expenditure Reserve” means, as of any date of determination, the product of (a) an amount not less than $350.00 (which amount is subject to adjustment as provided below but shall never be less than $350), and (b) the Borrowing Group’s Share of apartment units owned as of such date of determination; provided, however, that an apartment unit shall be excluded from the foregoing calculation if, at the date of determination, a mortgage lender with respect to such apartment unit holds a funded reserve for future capital improvements for such apartment unit. Administrative Agent may review the Capital Expenditure Reserve on December 31, 2009 and as of the last day of each subsequent calendar year (a “Review Date”) and, upon written notice to the Borrowers provided within 30 days after delivery of the Compliance Certificate relating to such calendar year, increase the per unit dollar amount in clause (a) above by an amount not to exceed the lesser of (i) $24.50 per year per unit or (ii) the amount by which the actual amount of Capital Expenditures per unit for the apartment units (the “Actual CapEx Amount”) in clause (b) for the prior four calendar quarters exceeds $350 plus any prior annual increases; provided, however, that if the Actual CapEx Amount declines from one year to the next, then the per unit dollar amount in clause (a) above shall automatically decrease as of each Review Date to an amount equal to the greater of (x) $350 per unit and (y) the Actual CapEx Amount for the prior four calendar quarters.”
F. The defined term “Construction/Renovation” is deleted and replaced with:
““Construction/Renovation” means the Borrowing Group’s Share of any New Construction or any substantial rehabilitation, redevelopment, renovation and/or expansion of any multi-family property which, in the case of rehabilitation, redevelopment, renovation or expansion, involves the repositioning or upgrading of such multi-family property with respect to comparable multi-family properties located in the proximate geographic area, excluding any Moderate Redevelopment. The Borrowing Group’s Share of Properties under Construction/Renovation as of the Closing Date are listed on Schedule 1.01C attached hereto.”
G. The defined term “Default Rate” is deleted and replaced with:
““Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees and Revolving Loans, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Term Rate, if any, applicable to Base Rate Loans plus (iii) 3% per annum; provided, however, that with respect to a Eurodollar Rate Loan that is a Term B Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Term Rate) otherwise applicable to such Loan plus 3% per annum, (b) when used with respect to Obligations other than Letter of Credit Fees and Term Loans, an interest rate equal to (i) the Applicable Revolving Base Rate plus (ii) the highest Applicable Revolving Rate (regardless of the then applicable Leverage Ratio), if any, applicable to Base Rate Loans that are Revolving Loans plus (iii) 3% per annum; provided, however, that with respect to a Eurodollar Rate Loan that is a Revolving Loan, the Default Rate shall be an interest rate equal to the highest Applicable Revolving Rate (regardless of the then applicable Leverage Ratio) plus 3% per annum and (c) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Revolving Rate plus 3% per annum.”

H. The defined term “EBITDA” is deleted and replaced with:
““EBITDA” means, for any period and for any Person, an amount equal to such Person’s Net Income for such period plus (a) the following, to the extent deducted in calculating such Net Income: (i) such Person’s Interest Expense plus other costs related to amortization of fees and expenses relating to the issuance of indebtedness for such period, (ii) the provision for Federal, state and local income taxes payable by such Person for such period, (iii) such Person’s depreciation and amortization expense for such period, (iv) other non-cash expenses of such Person reducing such Net Income for such period which do not represent a cash item in such period or any future period and (v) restructuring, severance, reserves or similar charges in an aggregate amount not to exceed $22,800,000 for any such period which includes the fiscal quarter commenced on October 1, 2008 and minus (b) the following to the extent included in calculating such Net Income: (i) Federal, state and local income tax credits of the Person for such period and (ii) all non-cash items increasing such Person’s Net Income for such period, excluding non-cash items for which cash was received in a prior period or will be received in a future period.”
I. The defined term “Eurodollar Rate Loan” is deleted and replaced with:
““Eurodollar Rate Loan” means a Committed Loan that bears interest at a rate based on the Eurodollar Rate or the Applicable Revolving Eurodollar Rate.”
J. The defined term “Fixed Charges” is deleted and replaced with:
““Fixed Charges” means, for any period, the sum of (i) Total Interest Expense for such period, plus (ii) Total Scheduled Amortization for such period (without double counting amounts funded with reserve accounts or sinking funds if already taken into account in determining Fixed Charges for such period or any prior period), plus (iii) dividends accrued (whether or not declared or payable) on any shares of preferred Stock and/or preferred Partnership Units of the Borrowers or any of their Subsidiaries outstanding during such period, which preferred securities are owned at any time during such period by Persons other than the Borrower and their Subsidiaries.”
K. The defined term “Funded Indebtedness” is deleted and replaced with:
““Funded Indebtedness” means, as of any date of determination, for any Person, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments (other than surety bonds and bonds supporting utility deposits or other comparable security deposits), (b) all purchase money Indebtedness, (c) all direct obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (e) Attributable Indebtedness in respect of capital lease obligations, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person or its Subsidiary is a general partner or joint venturer with liability for joint venture obligations, unless such Indebtedness is expressly made not Recourse to the Person or such Subsidiary; provided, however, that solely for purposes of Sections 7.03(g) and 7.11 and the definitions relating to calculations of financial covenants contained therein and for purposes of determining the Applicable Revolving Rate, “Funded Indebtedness” shall exclude Intra-Company Debt, deferred income taxes, security deposits, accounts payable and accrued liabilities and any prepaid rent (as such terms are defined under GAAP).”

L. The defined term “Funds From Operations” is deleted and replaced with:
““Funds From Operations” means, with respect to Borrowers and their Subsidiaries on a consolidated basis, net income calculated in accordance with GAAP, excluding gains or losses from debt restructuring and sales of property, plus depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures (with adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis) and the payment of dividends on preferred Stock, as interpreted by the National Association of Real Estate Investment Trusts in its April 1, 2002, White Paper; provided, however, the following shall be excluded when calculating “Funds From Operations”: (i) non-cash adjustments for preferred Stock issuance costs, (ii) non-cash adjustments for loan amortization costs, and (iii) non-cash adjustments for impairment losses on real estate development assets, net of any tax benefit.”
M. The defined term “Gross Asset Value” is deleted and replaced with:
““Gross Asset Value” means, as of any date of determination and without double counting any item, the sum of the Borrowing Group’s Share of the following:
(i) Cash (including Restricted Cash but excluding any Cash held in funds for Capital Expenditures and actually deducted in the determination of Capital Expenditure Reserve as provided in the definition thereof), funds held in sinking funds or interest reserves and Cash held in escrow in connection with property exchanges under Section 1031 of the Code, and Cash Equivalents;
(ii) Notes Receivable valued at net realizable value as of such date of determination in accordance with GAAP;
(iii) with respect to all real estate assets wholly or partially owned by such Person(s) throughout the most recent four calendar quarters ending on or prior to such date of determination (other than Development Assets), the Adjusted Total NOI attributable to such real estate assets for such four quarter period divided by the Applicable Capitalization Rate;
(iv) with respect to all real estate assets wholly or partially owned on such date of determination, but acquired less than four calendar quarters but at least one calendar quarter preceding such date of determination (other than Development Assets), the Adjusted Total NOI attributable to such real estate assets for any period that such Person(s) owned such assets measured on an annualized basis and divided by the Applicable Capitalization Rate;

(v) with respect to all real estate assets wholly or partially owned on such date of determination, but acquired less than one calendar quarter preceding such date of determination (other than Development Assets), 100% of the purchase price paid by such Person(s) for such assets;
(vi) 100% of the book value (determined in accordance with GAAP) of Development Assets and Unimproved Land owned as of such date of determination; and
(vii) an amount equal to 400% of the aggregate EBITDA attributable to, without duplication, property and asset management fees of the Borrowing Group for the four consecutive fiscal quarter period preceding such date of determination.”
N. The defined term “Indebtedness” is deleted and replaced with:
““Indebtedness” means, as to any Person, at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments (other than surety bonds and bonds supporting utility deposits or other comparable security deposits);
(b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties and similar instruments;
(c) net obligations of such Person under any Swap Contract;
(d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);
(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;
(f) capital lease obligations of such Person;
(g) all obligations of such Person (other than Qualified Redemption Obligations) to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person, valued, in the case of a redeemable preferred interest, at the liquidation preference plus accrued and unpaid dividends; and
(h) all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer with liability for joint venture obligations, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. Solely for purposes of Sections 7.03(g) and 7.11 and the definitions relating to calculations of financial covenants contained therein and for purposes of determining the Applicable Revolving Rate, “Indebtedness” shall exclude Intra-Company Debt, deferred income taxes, security deposits, accounts payable and accrued liabilities and any prepaid rent (as such terms are defined under GAAP).”
O. The defined term “L/C Issuer” is deleted and replaced with:
““L/C Issuer” means (a) Bank of America, in its capacity as issuer of Letters of Credit issued by it hereunder, together with its successors in such capacity or (b) any other Lender or Lenders selected by the Borrowers and reasonably satisfactory to the Administrative Agent, in its capacity as issuer of Letters of Credit issued by such Lender hereunder, together with its successors in such capacity; provided that under no circumstances shall there be more than three L/C Issuers at any time.”
P. The defined term “Letter of Credit Sublimit” is deleted and replaced with:
““Letter of Credit Sublimit” means an amount equal to $100,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.”
Q. The defined term “Qualified Redemption Obligations” is deleted and replaced with:
““Qualified Redemption Obligations” means, (i) in the case of AIMCO, the obligation of AIMCO to acquire or redeem issued Partnership Units which obligation AIMCO may elect to satisfy with shares of common Stock of the REIT and (ii) any obligation of a Person to redeem or repurchase an Equity Interest in such Person either (a) upon the happening of a change of control or other conditional event which is not reasonably likely to occur and which condition is set forth in the applicable securities and which event has in fact not occurred prior to the date of determination hereunder, or (b) at the holder’s option (except following or as a result of circumstances described in clause (a) above) only after the date which is one year after the Maturity Date or (c) at any time on or subsequent to the one year anniversary of the Maturity Date. In all events, “Qualified Redemption Obligations” include all preferred Equity Interests which are convertible only into common Stock of the REIT.”

R. The defined term “Recourse” is deleted and replaced with:
““Recourse” means, with respect to any Indebtedness or Guarantee of any Person, that such Indebtedness or Guarantee is recourse to the general assets and/or properties of such Person (except as provided below); provided, however, that with respect to Indebtedness secured by real property which is characterized as “nonrecourse” or which is only Recourse to the real property of the Person except for limitations to the “nonrecourse” nature of the obligation or Indebtedness or Guarantees which are recourse to a Person or such Person’s assets and/or properties only upon the occurrence of certain events such as those set forth in (a) through (k) below, such Indebtedness or Guarantees shall only be deemed “Recourse” if and to the extent the nonrecourse exceptions (if any) are for the Person’s liability for the following under the applicable loan documentation and any of the events described in clauses (a) through (k) have occurred and the lender or holder of such Indebtedness or Guarantee has given written notice of the occurrence thereof: (a) fraud, waste, material misrepresentation, or willful misconduct; (b) indemnification with respect to environmental matters or failure to comply with Environmental Laws; (c) failure to maintain required insurance policies; (d) misapplication of insurance proceeds, condemnation awards and tenant security deposits; (e) breach of covenants relating to unpermitted transfers or encumbrances of real property or other collateral; (f) misappropriation or misapplication of property income; (g) breach of covenants relating to unpermitted transfers of interests in a Person; (h) failure to deliver books and records; (i) failure to pay transfer fees or charges; (j) bankruptcy filings or (k) other matters similar to those set forth in clauses (a) through (j) above or otherwise constituting customary exceptions for nonrecourse financings. An obligation of a Person that is not Recourse to the general assets and/or properties of such Person shall not be considered a “Recourse” obligation; an obligation of a Person that is contingent upon the occurrence of certain events shall not be considered a “Recourse” obligation unless any of the events or circumstances described in clauses (a) through (k) above have occurred and the lender or holder of such Indebtedness or Guarantee has given written notice of the occurrence of such events (in which case the amount of such obligation shall be limited to reasonably anticipated liability resulting from the occurrence of such events or circumstances). Indebtedness of a Single Purpose Entity secured by that Single Purpose Entity’s assets shall not be considered a “Recourse” obligation of such Single Purpose Entity.”
S. The defined term “Recourse Indebtedness” is deleted and replaced with:
““Recourse Indebtedness” means that portion of Total Funded Indebtedness in which the Recourse of the applicable lender or lenders to the obligor for non-payment is not limited to such lender’s Lien on an asset or assets, including any guarantee of payment by a member of the Borrowing Group to the extent such guarantee is Recourse to such Borrowing Group member but in any event excluding any Indebtedness or Guarantees which are not Recourse at the applicable date of determination. “Recourse Indebtedness” shall include any Indebtedness consisting of preferred Stock or preferred Partnership Units which are not Qualified Redemption Obligations but are otherwise mandatorily redeemable or redeemable at the option of the holder thereof. If a Person is a Single Purpose Entity which owns a real property asset and has Indebtedness which is not limited in recourse to that real property asset, such Indebtedness shall not be considered “Recourse Indebtedness”, provided no other member of the Borrowing Group has guaranteed such Indebtedness on a Recourse basis as of the applicable date of determination.”

T. The defined term “Revolving Commitment” is deleted and replaced with:
““Revolving Commitment” means, as to each Revolving Lender, its obligation to (a) make Revolving Loans to the Borrowers pursuant to Section 2.01, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Revolving Lender’s name on Schedule 2.15(d) or in the Assignment and Assumption pursuant to which such Revolving Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate Revolving Commitment shall not exceed $180,000,000, unless increased pursuant to Section 2.15.”
U. The defined term “Revolving Commitment Termination Date” is deleted and replaced with:
““Revolving Commitment Termination Date” means the later of (a) May 1, 2011 and (b) if the Existing Revolving Commitment Termination Date is extended pursuant to Section 2.14, such extended Existing Revolving Commitment Termination Date as determined pursuant to such Section 2.14.”
V. The defined term “Swingline Sublimit” is deleted and replaced with:
““Swing Line Sublimit” means an amount equal to $50,000,000. The Swing Line Sublimit is part of, and not in addition to, the Revolving Commitments.”
W. The defined term “Threshold Amount” is deleted and replaced with:
““Threshold Amount” means (a) with respect to Indebtedness that is not Recourse Indebtedness, $250,000,000 individually or in the aggregate, and (b) with respect to Indebtedness which is Recourse Indebtedness, $35,000,000 individually or in the aggregate; provided that solely for purposes of determining the Threshold Amount, Indebtedness relating to NAPICO assets shall be calculated as equal to Borrowing Group’s Share thereof to the extent that such share (x) is an administrative non-controlling interest, and (y) amounts to less than 5% of the interest in any such NAPICO asset.”
X. The defined term “Total Funded Indebtedness” is deleted and replaced with:
““Total Funded Indebtedness” means, for any period and without double counting, the sum of the Borrowing Group’s Share of (a) Funded Indebtedness, minus (b) its share of any debt service reserves or sinking funds with respect to such Funded Indebtedness.”
Y. The defined term “Total Secured Indebtedness” is deleted and replaced with:
““Total Secured Indebtedness” means, as of any date of determination and without double counting any item, the aggregate amount of Total Funded Indebtedness that is secured by a Lien (excluding Indebtedness secured solely by cash in debt service reserves or sinking funds), plus any Total Funded Indebtedness described in the last sentence of the definition of Recourse Indebtedness which is otherwise not secured by a Lien; provided, however, that the Obligations shall be excluded from the calculation of Total Secured Indebtedness.”

Z. The defined term “Unfunded Pension Liability” is deleted and replaced with:
““Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 430 of the Code for the applicable plan year.”
AA. The following defined terms shall be deleted:
“Casden”
“Casden Acquisition”
“Contingent Acquisition Note”
“Investment Affiliate”
“Mirror Notes”
“Mirror Notes Stock”
“NAPICO Notes”
“Real Estate Company”
“REAL Litigation”
“REAL Litigation Settlement Agreement”
“REAL Litigation Guarantee”
BB. The following defined terms in Section 1.01 shall be inserted in the correct alphabetical location:
““Activation Notice” means a written notice delivered by the Borrowers to the Administrative Agent on or before May 1, 2009 stating that, pursuant to Section 2.15(d), the New Revolving Commitments (as defined in Section 2.15(d)) shall become effective.”
““Applicable Capitalization Rate” means 8.00%, subject to adjustment to an amount not to exceed 8.50% in accordance with Section 2.14(a).”
““Applicable Revolving Base Rate” means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the Eurodollar Rate applicable for a one month Interest Period plus 1.25%, and (c) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate.” The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.”

““Applicable Revolving Eurodollar Rate” means, for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided, however, that the Applicable Revolving Eurodollar Rate shall never be less than the Eurodollar Rate Floor. If such rate is not available at such time for any reason, then the “Applicable Revolving Eurodollar Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America (or such amount as determined by Administrative Agent) and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 4:00 p.m. (London time) two Business Days prior to the commencement of such Interest Period.”
““Eurodollar Rate Floor” means 2.00%.”
““Existing Revolving Commitment Termination” has the meaning specified in Section 2.15(d).”
““Fronting Fee” has the meaning specified in Section 2.03(j).”
““Impacted Lender” means a Revolving Lender (a) that is a Defaulting Lender, or (b) as to which (i) the L/C Issuer has a good faith belief that such Revolving Lender has defaulted in fulfilling its obligations under one or more other syndicated credit facilities (and in such other credit facilities such Revolving Lender has been treated as a defaulting or otherwise impacted lender), or (ii) an entity that Controls such Revolving Lender has been deemed insolvent or become subject to a bankruptcy or other similar proceeding. No Impacted Lender shall have any right to approve or disapprove any amendment, waiver or consent under this Agreement, except that the Commitment of such Impacted Lender may not be increased or extended without the consent of such Impacted Lender (subject to Section 2.14 and 2.15).”
““Non-Consenting Lender” means any Revolving Lender that does not provide consent in any circumstance where the consent of all Revolving Lenders is required, but only the consent of a majority of Revolving Lenders is obtained.”
"'Sixth Amendment’ means the Sixth Amendment to this Agreement, dated as of May 1, 2009, among the Borrowers, the LC Issuer, the Administrative Agent and the Lenders party thereto.”
"'Sixth Amendment Effective Date’ means the date all of the conditions to effectiveness set forth in Section 2 of the Sixth Amendment are satisfied.”
““Term B Loan Early Payment Date” means February 1, 2011.”

CC. Section 2.02(d) is amended by adding the phrase “or the Applicable Revolving Base Rate” immediately after the reference to “Base Rate” set forth therein.
DD. Section 2.03(a)(ii)(B) is deleted and replaced with:
“(B) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all Revolving Lenders and L/C Issuer have approved such expiry date; provided, however, that without such approval the expiry date of a Letter of Credit may be extended to up to 12 months after the Revolving Commitment Termination Date then in effect if (x) Borrowers have Cash Collateralized the then Outstanding Amount of the applicable L/C Obligations, or (y) subject to the approval of the L/C Issuer in its sole discretion, if the Revolving Commitments are replaced with a new revolving facility, “back to back” letters of credit with respect to such Letter of Credit have been issued. If the Revolving Commitment Termination Date then in effect is extended in accordance with this Agreement, any applicable Cash Collateral under clause (x) above would be released by the L/C Issuer with respect to any Letter of Credit with an expiry date prior to the Revolving Commitment Termination Date thereafter in effect.”
EE. Section 2.03(a)(iii)(E) is deleted and replaced with:
“(E) a default of any Revolving Lender’s obligations to fund under Section 2.03(c) exists or any Revolving Lender is at such time an Impacted Lender hereunder, unless the L/C Issuer has entered into arrangements mutually satisfactory to the L/C Issuer, Administrative Agent and Borrowers to eliminate the L/C Issuer’s risk with respect to such Revolving Lender (which arrangements may include the providing of cash collateral in relation to the Borrowers’ obligations to pay any Unreimbursed Amounts in respect of such defaulting Revolving Lender’s or Impacted Lender’s participation in such Letter of Credit).”
FF. Section 2.03(j) is deleted and replaced with:
“(j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrowers shall pay directly to the L/C Issuer for its own account a fronting fee (the “Fronting Fee”) with respect to each standby Letter of Credit, in an amount equal to 0.125% per annum, computed on the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears, and due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. In addition, the Borrowers shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such Fronting Fee, customary fees and standard costs and charges are due and payable on demand and are nonrefundable.”

GG. Section 2.06 is deleted and replaced with:
“Termination or Reduction of Revolving Commitments. The Borrowers may, upon notice to the Administrative Agent, terminate the Revolving Commitments, or from time to time permanently reduce the Revolving Commitments; provided that the Revolving Commitments may not be reduced below $100,000,000 (except in connection with a termination of the Revolving Commitments and payment in full of the Obligations thereunder) without the consent of the Administrative Agent and the Syndication Agent; and, provided further (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrowers shall not terminate or reduce the Revolving Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Outstandings would exceed the Revolving Commitments, and (iv) if, after giving effect to any reduction of the Revolving Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Revolving Commitments, such Sublimit shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Revolving Lenders of any such notice of termination or reduction of the Revolving Commitments. Any reduction of the Revolving Commitments shall be applied to the Revolving Commitment of each Revolving Lender according to its Applicable Percentage. All fees accrued pursuant to Section 2.09(a) until the effective date of any termination of the Revolving Commitments shall be paid on the effective date of such termination.”
HH. Section 2.07(b) is deleted and replaced with:
“(b) The Borrowers shall repay to the Swing Line Lender each Swing Line Loan on the earlier to occur of (i) the date five Business Days after such Swing Loan is made and (ii) the Revolving Commitment Termination Date.”
II. Section 2.08(a) is deleted and replaced with:
“(a) Subject to the provisions of subsection (b) below, (i) each Eurodollar Rate Loan that is a Revolving Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Applicable Revolving Eurodollar Rate for such Interest Period plus the Applicable Revolving Rate; (ii) each Eurodollar Rate Loan that is a portion of the Term B Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Term Rate; (iii) each Base Rate Loan that is a Revolving Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Applicable Revolving Base Rate plus the Applicable Revolving Rate; (iv) each Base Rate Loan that is a portion of the Term B Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Term Rate; and (v) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Applicable Revolving Base Rate plus the Applicable Revolving Rate.”

JJ. Section 2.09(a) is deleted and replaced with:
“(a) Unused Fee. The Borrowers shall pay to the Administrative Agent for the account of each Revolving Lender (other than Impacted Lenders) ratably in proportion to their Revolving Commitment, an unused fee equal to the Applicable Unused Fee. The Applicable Unused Fee shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Revolving Commitment Termination Date, as may be extended pursuant to Section 2.14. The Applicable Unused Fee shall be calculated quarterly in arrears. The Applicable Unused Fee shall accrue at all times following the Closing Date while Revolving Commitments are in effect, including at any time during which one or more of the conditions in Section 4.02 is not met.”
KK. The first sentence of Section 2.10 is deleted and replaced with:
“All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.”
LL. A new sentence is added to the end of Section 2.14(a) as follows:
“Notwithstanding any other provision of this Agreement, if Borrower elects to extend the Revolving Commitments under this Section 2.14(a), then the Required Lenders may (but shall not be obligated to), on a one time basis, adjust the Applicable Capitalization Rate to a maximum of 8.50% by notice to Borrowers no later than thirty (30) calendar days following the Borrower’s delivery of the extension notice referred to above, such adjusted Applicable Capitalization Rate to be effective on and after the Existing Revolving Commitment Termination Date.”
MM. Section 2.14(b)(iii) is deleted and replaced with:
“(iii) the Borrowers pay the Revolving Lenders an extension fee on the Existing Revolving Commitment Termination Date in an amount equal to the product of (i) 0.45%, multiplied by (ii) the Revolving Commitments then in effect at the time of the extension; and”
NN. A new Section 2.14(b)(iv) is added as follows:
“(iv) The Term B Loan shall have been repaid in full on or before the Term B Loan Early Payment Date.”
OO. Sections 2.15(a)(i) and (ii) are deleted and replaced with:
“(a) Increase in Commitments.
(i) Request for Increase. Provided there exists no Default or Event of Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrowers may request an increase in Revolving Commitments of up to $320,000,000, which increase may be allocated (x) to the then existing Revolving Commitments, (y) as a new revolving tranche having the same terms (excluding pricing, commitment fee amounts, a later dated final maturity, other terms relating to the separate nature of such tranche and/or separate letter of credit or swingline subfacilities) then applicable to the Revolving Commitments then in effect, or (z) any combination thereof satisfactory to Administrative Agent and the Revolving Lenders and/or Eligible Assignees (as applicable) providing such increase; provided that, after giving effect to such increase, the Revolving Commitments (including any new revolving tranche) shall not exceed $500,000,000 in the aggregate, and that the Aggregate Commitments shall not exceed $850,000,000; provided further that any such request for an increase shall be in a minimum amount of $20,000,000. At the time of sending such notice, the Borrowers (in consultation with the Administrative Agent) shall specify the time period within which each Revolving Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Revolving Lenders unless Administrative Agent consents in writing to a shorter time period). Such notice shall indicate the proposed Applicable Revolving Rate (or other applicable interest rate margins) for such new Revolving Commitments or revolving tranche. In the event new Revolving Commitments are to be provided, no consent of any Lender shall be required in connection with the issuance of any such new Revolving Commitments, regardless of if the Applicable Revolving Rate (or other applicable interest rate margins) for such new Revolving Commitments or Revolving Loans is less than or greater than that for any other Revolving Commitments or Revolving Loans hereunder.
(ii) Revolving Lender Elections to Increase. Each Revolving Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment or to provide new Commitments and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase. Any Revolving Lender not responding within such time period shall be deemed to have declined to increase its Commitment or to provide new Commitments.”
PP. Section 2.15(a)(v) is amended by adding the following to the end of such section:
“The Administrative Agent and the Borrowers may, without the consent of any Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent and the Borrowers, to effect the increase in Revolving Commitments pursuant to this Section 2.15(a), including, without limitation, establishing pricing, commitment fees and the maturity of any new revolving commitments, incorporation of a new revolving tranche and amendments in respect of borrowing and prepayment procedures for any new revolving tranche.”
QQ. A new Section 2.15(d) is added as follows:
“(d) New Revolving Commitments. Upon delivery of an Activation Notice to the Administrative Agent, on or after the Sixth Amendment Effective Date but on or before May 1, 2009 (such date, the “New Revolving Commitment Effective Date”), each of the Persons identified on Schedule 2.15(d) severally agrees to make Revolving Commitments in the amount set forth on Schedule 2.15(d) opposite such Person’s name in the column “New Revolving Commitments” (such Revolving Commitments, the “New Revolving Commitments”, which New Revolving Commitments shall be in replacement of all outstanding Revolving Commitments in effect immediately prior to the delivery of the Activation Notice; such outstanding Revolving Commitments are set forth on Schedule 2.15(d) in the column “Existing Revolving Commitments” (such Revolving Commitments, the “Existing Revolving Commitments”)). The Borrowers shall prepay any Revolving Loans outstanding under the Existing Revolving

Commitments on the New Revolving Commitment Effective Date (and pay any additional amounts required pursuant to Section 3.05) and all Existing Revolving Commitments shall be terminated on the New Revolving Commitment Effective Date, concurrently with the effectiveness of the New Revolving Commitments. On or before the New Revolving Commitment Effective Date, Borrowers shall deliver to Administrative Agent a Revolving Note executed by the Borrowers in favor of each Revolving Lender with a New Revolving Commitment as set forth on Schedule 2.15(d) (to the extent requested by each such Revolving Lender). Notwithstanding any provisions of this Agreement to the contrary, the Borrowers may borrow from the Revolving Lenders providing such New Revolving Commitments in order to fund such prepayment and termination. All Revolving Loans made pursuant to this subsection shall be subject to the procedures set forth in Section 2.01, provided, however, that provisions under this Agreement relating to minimum borrowing amounts, minimum prepayment amounts, notice of borrowing and notice of prepayments or commitment terminations shall not be applicable in connection with the effectiveness of the New Revolving Commitments and such repayment and such termination of the Existing Revolving Commitments. All Swing Line Loans outstanding immediately prior to the delivery of the Activation Notice shall automatically become Swing Line Loans under the New Revolving Commitments and no prepayment of such outstanding Swing Line Loans shall be required on the New Revolving Commitment Effective Date. Upon delivery of the Activation Notice, the New Revolving Loan Commitments shall constitute Revolving Commitments under the Loan Documents. For avoidance of doubt, from and after the activation of the New Revolving Commitments, there shall be no borrowings under the Existing Revolving Commitments.”
RR. A new Section 2.15(e) is added as follows:
“(e) Effective on the New Revolving Commitment Effective Date, all Letters of Credit set forth on Schedule 2.15(e) shall be deemed to be newly issued Letters of Credit under the New Revolving Commitments.”
SS. Section 3.02 is amended by adding the phrase “or the Applicable Revolving Eurodollar Rate” immediately after the reference to “Eurodollar Rate” set forth therein.
TT. Section 3.03 is amended by adding the phrase “or the Applicable Revolving Eurodollar Rate” immediately after each reference to “Eurodollar Rate” set forth therein.
Section 3.05 is amended by adding the phrase “or the Applicable Revolving Eurodollar Rate” immediately after each reference to “Eurodollar Rate” set forth therein.
UU. Section 6.02(h) is deleted and replaced with:
“(h) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), the REIT’s consolidated financial projections for the current and the succeeding three fiscal quarters, as prepared by the REIT’s Chief Financial Officer and in a format and with such detail as Administrative Agent may reasonably require.”

VV. Section 7.01(p) is deleted and replaced with:
“(p) Intentionally Omitted;”
WW. Section 7.02(e) is deleted and replaced with:
“(e) Investments in Non-Core Assets, Development Assets and Non-Controlled Entities, provided that at all times (i) the aggregate book value of the Borrowing Group’s Share of Investments in Non-Core Assets, (ii) the aggregate book value of the Borrowing Group’s Share of Investments in Development Assets, and (iii) the aggregate net book value (valued at the Borrowing Group’s Share of the book value less depreciation and associated Indebtedness) of the Borrowing Group’s Share of Investments in Non-Controlled Entities, taken together, does not exceed 20% of the Gross Asset Value then in effect;”
XX. Sections 7.02(f) and 7.02(g) are deleted and replaced with:
“(f) Intentionally Omitted;
(g) Intentionally Omitted;”
YY. Section 7.02(m) is deleted and replaced with:
“(m) Investments in the ordinary course of the Borrowers and their Subsidiaries’ business not otherwise permitted under this Section 7.02, in an aggregate amount at any time outstanding not to exceed $10,000,000 (it being understood that Investments in real estate secured mortgages shall not be considered “in the ordinary course” of the Borrowers and their Subsidiaries’ business); and”
ZZ. Section 7.03(m) is deleted and replaced with:
“(m) Intentionally Omitted;”
AAA. Section 7.06(c) is deleted and replaced with:
“(c) the purchase, redemption or other acquisition of any Equity Interests of the Borrowers or any Subsidiary; provided, that, at the time or as a result thereof there shall exist no Default or Event of Default, and, provided further, that (x) for so long as the Term B Loan (or any portion thereof) is outstanding, Borrowers may apply an amount not to exceed 50% of Net Disposition Proceeds toward the purchase, redemption or other acquisition of REIT common stock if an equal amount is applied to repay the Term B Loan, and, (y) if the Term B Loan has been repaid in full, there shall be no restriction on the purchase, redemption or other acquisition of REIT common stock. Notwithstanding the foregoing, in no event may the Revolving Commitment be used to fund the purchase, redemption or other acquisition of REIT common stock, except to the limited extent that if Net Disposition Proceeds which otherwise would be permitted to be used to purchase, redeem or otherwise acquire such common stock and are designated to be so used but for an interim period are instead used to pay down the Revolving Loans, then an equal amount of the Revolving Commitment may be borrowed (in accordance with this Agreement) to purchase, redeem or otherwise acquire such common stock for a period ending 60 days after such repayment.”

BBB. Section 7.08(g) is deleted and replaced with:
“(g) intentionally omitted.”
CCC. Section 7.11 is deleted and replaced with:
“7.11 Financial Covenants.
(a) Permit the Fixed Charge Coverage Ratio to be less than 1.30:1.00;
(b) Permit the Debt Service Coverage Ratio to be less than 1.50:1.00;
(c) Permit the Secured Indebtedness Ratio to exceed 0.60:1.00;
(d) Permit the Leverage Ratio to exceed 0.65:1.00;
(e) Permit Adjusted Tangible Net Worth to be less than the sum of (x) 85% of Adjusted Tangible Net Worth as of the Sixth Amendment Effective Date, plus (y) 85% of the net issuance proceeds of all issuances to Persons other than the Borrowers or Subsidiaries of Stock or Partnership Units from and after the Sixth Amendment Effective Date;
(f) Permit the aggregate principal amount of the Borrowing Group’s Share of all cross collateralized or cross-defaulted Indebtedness to exceed 15% of Total Funded Indebtedness;
(g) Permit the Variable Rate Debt Ratio to exceed 0.35:1.00;
(h) Permit the aggregate outstanding principal amount of the Borrowing Group’s Share of Aggregate Recourse Indebtedness, exclusive of the Term B Loan (but including any refinancing Indebtedness with respect to the Term B Loan) and the Revolving Commitments, to exceed $100,000,000; or
(i) Permit the aggregate outstanding principal amount (including paid-in-kind or other non current cash pay interest which is added to principal) of Mezzanine Indebtedness to exceed $20,000,000 at any time. The Mezzanine Indebtedness existing as of the Sixth Amendment Effective Date is set forth on Schedule 7.11(i) hereto.
The Financial Covenants set forth in this Section 7.11 shall be measured as of the last day of each fiscal quarter.”

DDD. The introductory paragraph of Section 10.13 is deleted and replaced with:
“10.13 Replacement of Lenders. If any Lender requests compensation under Section 3.04, if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, if any Lender is a Defaulting Lender, if any Revolving Lender is an Impacted Lender or a Non-Consenting Lender (so long as no Default or Event of Default has occurred and is continuing), or if any other circumstance exists hereunder that gives the Borrowers the right to replace a Lender as a party hereto, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06 except as provided in this Section 10.13), all of its interests, rights and obligations under this Agreement and the related Loan Documents (or all of its Revolving Loans and Revolving Commitments if so requested by the Borrower) to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:”
EEE. A new paragraph is added at the end of Section 10.13 as follows:
“Without limiting the foregoing, Borrowers may, subject to the consent and approval of Administrative Agent in its sole discretion and notwithstanding anything to the contrary in Section 2.06, terminate the Revolving Commitment of any Defaulting Lender with no outstanding Revolving Loans, provided that if Administrative Agent grants such consent in its sole discretion, Borrowers shall Cash Collateralize such Defaulting Lender’s pro rata portion (if any) of the Outstanding Amount of any then applicable L/C Obligations in a manner satisfactory to L/C Issuer and Administrative Agent.”
FFF. A new Schedule 2.15(d) in the form attached hereto is added to the Agreement.
GGG. A new Schedule 2.15(e) in the form attached hereto is added to the Agreement.
HHH. Schedule 7.11(i) is deleted and replaced with the revised Schedule 7.11(i) in the form attached hereto.
Section 2. CONDITIONS TO EFFECTIVENESS
2.1 Subject to Sections 2.2 and 2.3 below, this Amendment shall become effective as of the Sixth Amendment Effective Date, at such time that all of the following conditions are satisfied:
A. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Borrowers, (b) the Administrative Agent, (c) each Revolving Lender with a New Revolving Commitment and (d) the Required Lenders (or the Required Lenders shall have consented to the execution of the Amendment by providing their counterpart signatures hereto or their consent hereto to the Administrative Agent);
B. Guarantors and the Borrowers and Subsidiaries of the Borrowers party to the Pledge Agreements as “Pledgors” (the “Pledgors”) shall have executed this Amendment with respect to Section 5 and such other documents reasonably required by Administrative Agent;
C. Administrative Agent and its counsel shall have received executed resolutions from Borrowers authorizing the entry into and performance of this Amendment and the Amended Agreement as amended, all in form and substance satisfactory to Administrative Agent and its counsel;

D. Administrative Agent shall have received favorable opinions of (i) Skadden, Arps, Slate, Meagher & Flom LLP, and (ii) DLA Piper LLP (US), in each case addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as Administrative Agent may reasonably request;
E. Any fees required to be paid on or before the Sixth Amendment Effective Date shall have been paid; and
F. Borrowers and the Pledgors shall have delivered such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require.
2.2 Notwithstanding the foregoing, the amendments to the terms (i) “Applicable Revolving Base Rate”, (ii) “Applicable Revolving Eurodollar Rate”, (iii) “Applicable Revolving Rate”, (iv) “Applicable Unused Fee”, (v) “Default Rate”, (vi) “Revolving Commitment”, (vii) “Revolving Commitment Termination Date” and (viii) “Eurodollar Rate Floor” set forth in Section 1 of this Amendment shall not become effective until the Borrowers shall have delivered an Activation Notice to the Administrative Agent. Upon delivery of an Activation Notice to the Administrative Agent, on or after the Sixth Amendment Effective Date, the amendments set forth in the preceding sentence shall immediately become effective.
2.3 Notwithstanding any other provision of this Amendment or the Amended Agreement to the contrary, and without any further action by any party, if, on or before May 1, 2009, the Borrowers do not deliver an Activation Notice, terminate the Existing Revolving Commitments and replace the same with the New Revolving Commitments all in accordance with new Section 2.15(d) set forth in Section 1 hereof, then this Amendment shall immediately cease to be effective as if the same had never been made, and Borrowers agree to execute and deliver to Administrative Agent such assurances, certificates or other documents reasonably requested by Administrative Agent in connection with the foregoing. For the avoidance of doubt, and notwithstanding any other provision of this Amendment or the Amended Agreement to the contrary, Borrowers acknowledge and agree that the extension fee equal to the product of (i) .20% multiplied by (ii) the aggregate Revolving Commitments then in effect (as provided pursuant to Section 2.14(b)(iii) of the Amended Agreement prior to taking into account the amendments to such Section set forth in Section 1 of this Amendment) shall be due and payable on May 1, 2009 if the Activation Notice is not delivered on or before such date.
Section 3. BORROWERS’ REPRESENTATIONS AND WARRANTIES
In order to induce the Lenders to consent to this Amendment and to amend the Amended Agreement in the manner provided herein, Borrowers represent and warrant to Administrative Agent and to each Lender that the following statements are true, correct and complete:
3.1 Corporate Power and Authority. Borrowers have all requisite power and authority to enter into this Amendment and any other agreements, guaranties or other operative documents to be delivered pursuant to this Amendment, to carry out the transactions contemplated by, and perform their obligations under, the Amended Agreement. Each of the Borrowers, Pledgors and Guarantors is in good standing in the respective states of their organization on the Sixth Amendment Effective Date;

3.2 Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary action on the part of Borrowers and the other parties delivering any of such documents, as the case may be.
3.3 No Default. After giving effect to this Amendment, no Default or Event of Default exists under the Amended Agreement as of the Sixth Amendment Effective Date. Further, after giving effect to this Amendment, no Default or Event of Default would result under the Amended Agreement from the consummation of this Amendment;
3.4 No Conflict. The execution, delivery and performance by Borrowers, Pledgors and Guarantors of this Amendment and the performance of the Amended Agreement by Borrowers, does not and will not (i) violate any provision of any applicable material law or any governmental rule or regulation applicable to Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, the Organization Documents of Borrowers, Pledgors, Guarantors or any of their Subsidiaries or any order, judgment or decree of any court or other Governmental Authority binding on Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers, Pledgors, Guarantors or any of their Subsidiaries not otherwise permitted by the Amended Agreement except as could not reasonably be expected to have a Material Adverse Effect, or (iv) require any approval of members or stockholders or any approval or consent of any Person under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries, except for such approvals or consents which have been or will be obtained on or before the Sixth Amendment Effective Date or except for such approvals or consents which, if not obtained, are not reasonably expected to result in a Material Adverse Effect;
3.5 Governmental Consents. The execution and delivery by Borrowers, Guarantors and Pledgors of this Amendment and the performance by Borrowers, Guarantors and Pledgors under the Amended Agreement does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except for filings or recordings in respect of the Liens created pursuant to the Loan Documents and except as may be required, in connection with the disposition of any Collateral, by laws generally affecting the offering and sale of securities;
3.6 Binding Obligation. The Amended Agreement, as amended by this Amendment, has been duly executed and delivered by Borrowers and is enforceable against Borrowers, in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

3.7 Incorporation of Representations and Warranties From Amended Agreement. After giving effect to this Amendment, the representations and warranties contained in Article V of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the Sixth Amendment Effective Date to the same extent as though made on and as of such date, except representations and warranties solely to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
Section 4. MISCELLANEOUS
4.1 Reference to and Effect on the Amended Agreement and the Other Loan Documents.
A. On and after the Sixth Amendment Effective Date, each reference in the Amended Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Amended Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement, as amended by this Amendment.
B. Except as specifically amended by this Amendment, the Amended Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Amended Agreement or any of the other Loan Documents.
4.2 Fees and Expenses. Borrowers acknowledge that all reasonable costs, fees and expenses incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers. The Borrowers hereby agree to pay the reasonable fees, cost and expenses of Administrative Agent’s counsel in connection with this Amendment concurrently with or promptly but in no event later than 30 days after submission of an invoice with respect to such reasonable fees, costs and expenses.
4.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

4.4 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each Borrower and Administrative Agent, and receipt by Borrowers and Administrative Agent of written, facsimile or telephonic notification of such execution and authorization of delivery thereof.
4.5 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties with respect to this amendment to the Amended Agreement, and supersedes all prior agreements and understandings, oral or written, relating thereto.
4.6 Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of California.
Section 5. ACKNOWLEDGEMENT AND CONSENT
A. Guarantors are party to that certain Continuing Guaranty (as amended from time to time), dated as of November 2, 2004, pursuant to which Guarantors have guarantied the Obligations. Pledgors are party to that certain Security Agreement (Securities) made by Borrowers (as amended from time to time) and Security Agreement (Securities) made by certain other Pledgors (as amended from time to time), dated as of November 2, 2004, pursuant to which Pledgors have pledged the Collateral as security for the Indebtedness (as defined in the applicable Pledge Agreement).
B. Each Guarantor and each Pledgor hereby acknowledges that it has reviewed the terms and provisions of the Amended Agreement and this Amendment and consents to the amendment of the Amended Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Guaranty to which it is a party or otherwise bound, and each Pledgor hereby confirms that the Pledge Agreement to which it is a party or otherwise bound, will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all of the “Guaranteed Obligations” (as defined in the applicable Guaranty) or the “Indebtedness” (as defined in the applicable Pledge Agreement), as the case may be, including without limitation the payment and performance of all such “Guaranteed Obligations” or “Indebtedness”, as the case may be, with respect to the Obligations of Borrowers now or hereafter existing under or in respect of the Amended Agreement (as amended hereby) and the Notes defined therein.
C. Each Guarantor acknowledges and agrees that any Guaranty to which it is a party or otherwise bound, and each Pledgor acknowledges and agrees that the Pledge Agreement to which it is a party or otherwise bound, shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor and each Pledgor represents and warrants that all representations and warranties contained in the Guaranty and/or the Pledge Agreement, as the case may be, to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Sixth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

D. Each Guarantor and each Pledgor (other than the Borrowers) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor or such Pledgor, as the case may be, is not required by the terms of the Amended Agreement or any other Loan Document to consent to the amendments to the Amended Agreement effected pursuant to this Amendment and (ii) nothing in the Amended Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor or such Pledgor to any future amendments to the Amended Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first written above.

BORROWERS:	APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation
	By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO PROPERTIES, L.P., a Delaware limited partnership
	By:	AIMCO-GP, INC.,
a Delaware corporation
	Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation
By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

(Sixth Amendment to Amended and Restated Senior Secured Credit Agreement)

PLEDGORS (for purposes of Section 5 only):

APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation, as Pledgor
By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO PROPERTIES, L.P., a Delaware limited partnership, as Pledgor
By:	AIMCO-GP, INC.,
a Delaware corporation
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation, as Pledgor
By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Sixth Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO/IPT, INC.,
a Delaware corporation,

NHP A&R SERVICES, INC.,
a Virginia corporation

NHP REAL ESTATE CORPORATION,
a Delaware corporation

AIMCO HOLDINGS QRS, INC.,
a Delaware corporation

NHPMN-GP, INC.,
a Delaware corporation

LAC PROPERTIES QRS II INC.,
a Delaware corporation

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Sixth Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO LP LA, LP,
a Delaware limited partnership

By:	AIMCO LA QRS, Inc.,
a Delaware corporation
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

GP-OP PROPERTY MANAGEMENT, LLC, a Delaware limited liability company
By:	AIMCO Properties, L.P.,
a Delaware limited partnership,
Its: Member

By:	AIMCO-GP, Inc.,
a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Sixth Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO GP LA, L.P., a Delaware limited partnership
By:	AIMCO-GP, INC.,
a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

LAC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
By:	AIMCO GP LA, L.P.,
a Delaware limited partnership,
Its:	General Partner

By:	AIMCO-GP, INC.,
a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIC REIT PROPERTIES LLC, a Delaware limited liability company
By:	AIMCO Properties, L.P.,
a Delaware limited partnership,
Its:	Managing Member

By:	AIMCO-GP, INC.,
a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Sixth Amendment to Amended and Restated Senior Secured Credit Agreement)

AMBASSADOR APARTMENTS, L.P. a Delaware limited partnership

By:	AIMCO QRS GP, LLC, a Delaware limited liability company
Its:	General Partner

	By:	AIMCO Properties, L.P.,
	Its:	a Delaware limited partnership, Member

		By:	AIMCO-GP, Inc.,
		Its:	a Delaware corporation, General Partner

			By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer

AIMCO HOLDINGS, L.P. a Delaware limited partnership

By:	AIMCO Holdings QRS, Inc., a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer

AMBASSADOR FLORIDA PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ambassador Florida Partners, Inc., a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding Executive Vice President and Treasurer
(Sixth Amendment to Amended and Restated Senior Secured Credit Agreement)

LAC PROPERTIES SUB LLC, a Delaware limited liability company

By:	LAC Properties Operating Partnership, L.P., a Delaware limited partnership,
Its:	Managing Member

	By:	AIMCO GP LA, L.P., a Delaware limited partnership,
	Its:	General Partner

		By:	AIMCO-GP, Inc., a Delaware corporation,
		Its:	General Partner

			By:	/s/ Patti K. Fielding Patti K. Fielding
Executive Vice President and Treasurer

LAC PROPERTIES GP I LLC a Delaware limited liability company

By:	LAC Properties Operating Partnership, L.P., a Delaware limited partnership,
Its:	Managing Member

	By:	AIMCO GP LA, L.P., a Delaware limited partnership,
	Its:	General Partner

		By:	AIMCO-GP, Inc., a Delaware corporation,
		Its:	General Partner

			By:	/s/ Patti K. Fielding Patti K. Fielding
Executive Vice President and Treasurer
(Sixth Amendment to Amended and Restated Senior Secured Credit Agreement)

GUARANTORS (for purposes of Section 5 only):

AIMCO EQUITY SERVICES, INC.,
a Virginia corporation

AIMCO HOLDINGS QRS, INC.,
a Delaware corporation

AIMCO-LP TRUST
a Delaware trust

AIMCO PROPERTIES FINANCE CORP.,
a Delaware corporation

AMBASSADOR I, INC.,
a Delaware corporation

AMBASSADOR VIII, INC.,
a Delaware corporation

ANGELES REALTY CORPORATION II,
a California corporation

CONCAP EQUITIES, INC.,
a Delaware corporation

NHP A&R SERVICES, INC.,
a Virginia corporation

NHPMN STATE MANAGEMENT, INC.,
a Delaware corporation

NHP MULTI-FAMILY CAPITAL CORPORATION,
a District of Columbia corporation

AIMCO-GP, INC.,
a Delaware corporation

NHPMN-GP, INC.,
a Delaware corporation

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

(Sixth Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO IPLP, L.P.,
a Delaware limited partnership

By:	AIMCO/IPT, Inc.,
a Delaware corporation
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AIMCO HOLDINGS, L.P.,
a Delaware limited partnership

By:	AIMCO Holdings QRS, Inc.,
a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AMBASSADOR CRM FLORIDA PARTNERS LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	Ambassador Florida Partners Limited Partnership, a Delaware limited partnership
Its:	General Partner

	By:	Ambassador Florida Partners, Inc.,
a Delaware corporation
		Its:	General Partner

			By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer
(Sixth Amendment to Amended and Restated Senior Secured Credit Agreement)

AMBASSADOR APARTMENTS, L.P.
a Delaware limited partnership

By:	AIMCO QRS GP, LLC,
a Delaware limited liability company,
Its:	General Partner

	By:	AIMCO Properties, L.P.,
a Delaware limited partnership,
	Its:	Member

		By:	AIMCO-GP, Inc.,
a Delaware corporation,
		Its:	General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

LAC PROPERTIES OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership

By:	AIMCO GP LA, L.P.,
a Delaware limited partnership
Its:	General Partner

	By:	AIMCO-GP, Inc.,
a Delaware corporation
	Its:	General Partner

		By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer
(Sixth Amendment to Amended and Restated Senior Secured Credit Agreement)

GP-OP PROPERTY MANAGEMENT, LLC a Delaware limited liability company

By:	AIMCO Properties, L.P., a Delaware limited partnership,
Its:	Member

	By:	AIMCO-GP, Inc., a Delaware corporation,
	Its:	General Partner

		By:	/s/ Patti K. Fielding Patti K. Fielding
Executive Vice President and Treasurer

NHPMN MANAGEMENT, L.P., a Delaware limited partnership

By:	NHPMN-GP, Inc. a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer

NHPMN MANAGEMENT, LLC, a Delaware limited liability company

By:	AIMCO/Bethesda Holdings, Inc., a Delaware corporation,
Its:	Member

	By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer
(Sixth Amendment to Amended and Restated Senior Secured Credit Agreement)

OP PROPERTY MANAGEMENT, L.P., a Delaware limited partnership

By:	NHPMN-GP, Inc., a Delaware corporation
Its:	Managing General Partner

	By:	/s/ Patti K. Fielding Patti K. Fielding
Executive Vice President and Treasurer

OP PROPERTY MANAGEMENT, LLC, a Delaware limited liability company

By:	AIMCO Properties, L.P., a Delaware limited partnership
Its:	Member

	By:	AIMCO-GP, Inc., a Delaware corporation
	Its:	General Partner

		By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer
(Sixth Amendment to Amended and Restated Senior Secured Credit Agreement)

LAC PROPERTIES GP I LIMITED PARTNERSHIP, a Delaware limited partnership

By:	LAC Properties GP I LLC, a Delaware limited liability company
Its:	General Partner

	By:	LAC Properties Operating Partnership, L.P., a Delaware limited partnership
	Its:	Managing Member

		By:	AIMCO GP LA, L.P., a Delaware limited partnership
		Its:	General Partner

			By:	AIMCO-GP, Inc., a Delaware corporation
			Its:	General Partner

				By:	/s/ Patti K. Fielding Patti K. Fielding
Executive Vice President and Treasurer

LAC PROPERTIES GP II LIMITED PARTNERSHIP, a Delaware limited partnership

By:	LAC Properties QRS II Inc., a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding Patti K. Fielding
Executive Vice President and Treasurer
(Sixth Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO SELECT PROPERTIES, L.P., a Delaware limited partnership
By:	AIMCO/Bethesda Holdings, Inc.,
a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Sixth Amendment to Amended and Restated Senior Secured Credit Agreement)

BANK OF AMERICA:	BANK OF AMERICA, N.A., as Administrative Agent
	By:	/s/ Kathleen M. Carry
Kathleen M. Carry
Vice President
(Sixth Amendment to Amended and Restated Senior Secured Credit Agreement)

L/C ISSUER:	BANK OF AMERICA, N.A., as L/C Issuer
	By:	/s/ James P. Johnson
James P. Johnson
Senior Vice President
(Sixth Amendment to Amended and Restated Senior Secured Credit Agreement)

BANK OF AMERICA, N.A., as Lender
By:	/s/ James P. Johnson
James P. Johnson
Senior Vice President
(Sixth Amendment to Amended and Restated Senior Secured Credit Agreement)

KEYBANK NATIONAL ASSOCIATION as a Lender
By:	/s/ Christopher T. Neil
Christopher T. Neil
Senior Relationship Manager
(Sixth Amendment to Amended and Restated Senior Secured Credit Agreement)

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Amit Khimji
Amit Khimji
Director
(Sixth Amendment to Amended and Restated Senior Secured Credit Agreement)